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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ----------------

                                   FORM 8-K


                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

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        Date of Report (Date of Earliest Event Reported): May 28, 1997


                                PANENERGY CORP
            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                    1-8157
                           (Commission File Number)

                                  74-2150460
                     (IRS Employer Identification Number)



                            5400 Westheimer Court
                                P.O. Box 1642
                          Houston, Texas 77251-1642
         (Address, including zip code, of principal executive office)


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             Registrant's Telephone Number, Including Area Code:

                                (713) 627-5400











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Item 5. Other Events.

     PanEnergy Corp (the "Company") previously disclosed that the Company and Duke Power Company ("Duke Power") had entered into a definitive Agreement and Plan of Merger among the Company, Duke Transaction Corporation and Duke Power, dated as of November 24, 1996, as amended and restated as of March 10, 1997.

     Among other conditions to consummating the Merger, the Company was to receive approval of the Federal Energy Regulatory Commission ("FERC").

     On May 28, 1997, the FERC unanimously approved the joint application of the Company and Duke Power seeking approval of the Merger. A copy of the press release announcing the FERC approval is filed herewith as Exhibit 2(a) and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibit is filed herewith:

        2(a).  Press Release dated May 28, 1997.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PANENERGY CORP

                                        By:/s/ CARL B. KING
                                           -----------------------------------
                                           Carl B. King
                                           Senior Vice President and
                                           General Counsel


Date: May 30, 1997








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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
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 2(a)             Press Release dated May 28, 1997.